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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2003
                                                         ----------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



      Delaware                    0-30365                   56-2047837
      --------                    -------                   ----------
   (State or other              (Commission                (IRS Employer
   jurisdiction of             File Number)             Identification No.)
   incorporation)


108 Alexander Drive, Research Triangle Park, North Carolina             27709
-----------------------------------------------------------             -----
        (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------




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Item 5.   Other Events.
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     On January 10, 2003 the Registrant publicly disseminated a press release.
The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Paradigm Genetics, Inc.
                                                   -----------------------
                                                   (Registrant)



Date: January 15, 2003                             /s/ Philip Alfano
                                                   ---------------------------
                                                   Philip Alfano
                                                   Vice President of Finance and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit                                                              Sequential
Number          Description                                          Page Number
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99.1            The Registrant's Press Release                       5
                dated January 10, 2003











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